Schedule of Investments (See Note 3) (Unaudited)

Salient Global Real Estate Fund

March 31, 2020

	Shares	Value (See Note 1)
Common Stocks: 93.0%
Australia: 0.6%
Scentre Group	154,000	$147,505

Canada: 3.6%
Granite Real Estate Investment Trust	11,300	466,758
Summit Industrial Income REIT	71,400	450,024
		916,782
France: 3.7%
Gecina SA	3,400	447,405
Unibail-Rodamco-Westfield	8,800	489,630
		937,035
Germany: 4.6%
ADO Properties SA - 144A(a)	15,000	338,520
Vonovia SE	17,000	845,641
		1,184,161
Hong Kong: 12.0%
Henderson Land Development Co., Ltd.	127,628	483,057
Hongkong Land Holdings, Ltd.	93,900	351,314
Link REIT	83,000	699,564
Sun Hung Kai Properties, Ltd.	86,000	1,124,367
Swire Properties, Ltd.	150,200	419,620
		3,077,922
Italy: 1.3%
COIMA RES SpA - 144A(a)	45,800	338,376

Japan: 12.4%
Mitsubishi Estate Co., Ltd.	56,000	827,072
Mitsui Fudosan Co., Ltd.	44,000	761,847
Sumitomo Realty & Development Co., Ltd.	28,000	683,700
Tokyo Tatemono Co., Ltd.	83,700	886,523
		3,159,142
Singapore: 3.1%
CapitaLand, Ltd.	393,000	787,544

Spain: 3.6%
Inmobiliaria Colonial SA	46,000	433,626
Merlin Properties Socimi SA	65,000	490,532
		924,158
Sweden: 1.7%
Fabege AB	15,400	196,481
Hufvudstaden AB, Class A	18,300	250,048
		446,529

United Kingdom: 8.2%
Capital & Counties Properties Plc	250,000	508,916
Derwent London Plc	12,500	504,941
Grainger Plc	123,000	391,427
Great Portland Estates Plc	50,000	421,256
Segro Plc	30,000	283,601
		2,110,141
United States: 38.2%
Acadia Realty Trust	33,300	412,587
Alexandria Real Estate Equities, Inc.	6,700	918,302
American Assets Trust, Inc.	10,000	250,000
AvalonBay Communities, Inc.	4,100	603,397
Chatham Lodging Trust	66,000	392,040
Clipper Realty, Inc.	23,785	123,206
Columbia Property Trust, Inc.	37,700	471,250
Equinix, Inc.	1,200	749,484
Farmland Partners, Inc.	90,000	546,300
Federal Realty Investment Trust	7,200	537,192
Howard Hughes Corp.(b)	7,700	389,004
Jernigan Capital, Inc.	34,000	372,640
Kimco Realty Corp.	39,000	377,130
Mack-Cali Realty Corp.	17,520	266,830
Paramount Group, Inc.	61,500	541,200
Prologis, Inc.	6,500	522,405
Retail Opportunity Investments Corp.	42,000	348,180
Sabra Health Care REIT, Inc.	60,000	655,200
SL Green Realty Corp.	8,500	366,350
Starwood Property Trust, Inc.	5,233	53,638
Summit Hotel Properties, Inc.	49,800	210,156
Ventas, Inc.	7,200	192,960
Weyerhaeuser Co.	27,194	460,938
		9,760,389
Total Common Stocks (Cost $32,859,411)		23,789,684
Limited Partnerships: 0.6%
Canada: 0.6%
Brookfield Property Partners LP(c)	17,329	139,672
Total Limited Partnerships (Cost $276,519)		139,672
Total Investments: 93.6% (Cost $33,135,930)		23,929,356
Net Other Assets and Liabilities: 6.4%		1,638,452
Net Assets: 100.0%		$25,567,808

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $676,896, representing 2.6% of net assets.

(b)	Non-income producing security.
(c)	The Security is considered a non-income producing security as the dividends received during the last twelve months are treated as return of capital per the Generally Accepted Accounting Principles.

Investment Abbreviations:

REIT - Real Estate Investment Trust

Schedule of Investments (See Note 3) (Unaudited)

Salient Select Income Fund

March 31, 2020

	Shares	Value (See Note 1)
Common Stocks: 19.3%
REITs-Apartments: 1.7%
Clipper Realty, Inc.(a)	950,000	$4,921,000

REITs-Healthcare: 4.7%
Healthpeak Properties, Inc.	246,700	5,883,795
Sabra Health Care REIT, Inc.	735,000	8,026,200
		13,909,995
REITs-Hotels: 1.5%
Chatham Lodging Trust	726,300	4,314,222

REITs-Industrial: 1.6%
STAG Industrial, Inc.	210,000	4,729,200

REITs-Mortgage: 1.7%
Exantas Capital Corp.	810,000	2,235,600
Starwood Property Trust, Inc.	258,067	2,645,187
		4,880,787
REITs-Office Property: 2.4%
IQHQ, Inc. - 144A(b)(c)(d)(e)(h)	350,000	3,986,500
Mack-Cali Realty Corp.	207,480	3,159,920
		7,146,420
REITs-Regional Malls: 0.4%
Macerich Co., REIT	200,000	1,126,000

REITs-Single Tenant: 1.6%
NetSTREIT, LP - 144A(b)(d)(e)	350,000	4,602,500

REITs-Storage: 1.9%
Jernigan Capital, Inc.	500,000	5,480,000

REITs-Timber: 1.8%
Weyerhaeuser Co.	314,823	5,336,250

Total Common Stocks (Cost $85,551,374)		56,446,374

Convertible Preferred Stocks: 16.8%

REITs-Data Centers: 2.8%
QTS Realty Trust, Inc.
Series B, 6.500%	63,500	8,163,560

REITs-Diversified: 4.1%
Lexington Realty Trust
Series C, 6.500%	274,000	12,056,000

REITs-Hotels: 3.8%
Braemar Hotels & Resorts, Inc.
Series B, 5.500%	263,388	1,461,803
RLJ Lodging Trust
Series A, 1.950%	560,000	9,800,000
		11,261,803
REITs-Shopping Centers: 2.6%
RPT Realty
Series D, 7.250%	245,700	7,518,420

REITs-Specialized: 3.5%
EPR Properties
Series C, 5.750%	248,700	3,926,973
Series E, 9.000%	290,000	6,237,900
		10,164,873
Total Convertible Preferred Stocks (Cost $54,878,667)		49,164,656

Exchange-Traded Funds: 0.9%

Exchange-Traded Fund: 0.9%
iShares® S&P U.S. Preferred Stock Index Fund	80,100	2,550,384

Total Exchange-Traded Funds (Cost $2,423,313)		2,550,384

Limited Partnerships: 0.9%

Real Estate Operating/Development: 0.9%
Brookfield Property Partners LP(f)	342,465	2,760,268

Total Limited Partnerships (Cost $5,538,738)		2,760,268

Preferred Stocks: 50.7%

Oil, Gas & Consumable Fuels: 0.6%
TravelCenters of America, Inc. 8.250%	90,000	1,755,000

REITs-Data Centers: 1.1%
Digital Realty Trust, Inc. 5.200%	137,651	3,172,855

REITs-Diversified: 2.8%
Armada Hoffler Properties, Inc.
Series A, 6.750%	65,177	1,409,127
Colony Capital, Inc.
Series H, 7.125%	250,000	2,300,000
Series I, 7.150%	114,300	1,051,560
Vornado Realty Trust
Series K, 5.700%	22,866	495,049
Series M, 5.250%	150,000	2,934,000
		8,189,736

REITs-Healthcare: 3.1%
Global Medical REIT, Inc.
Series A, 7.500%	400,000	9,140,000

REITs-Hotels: 2.5%
Hersha Hospitality Trust
Series C, 6.875%	260,000	1,942,200
Series E, 6.500%	170,000	1,072,700
Pebblebrook Hotel Trust
Series D, 6.375%(g)	100,000	1,607,000
Summit Hotel Properties, Inc.
Series E, 6.250%	212,000	2,787,800
		7,409,700
REITs-Industrial: 5.4%
Monmouth Real Estate Investment Corp.
Series C, 6.125%	430,000	9,606,200
Plymouth Industrial REIT, Inc.
Series A, 7.500%	100,000	1,999,690
Rexford Industrial Realty, Inc.
Series A, 5.875%	56,379	1,307,993
Series B, 5.875%	44,613	1,021,861
Series C, 5.625%	80,000	1,802,000
		15,737,744
REITs-Mortgage: 5.1%
iStar Financial, Inc.
Series D, 8.000%	24,300	506,655
Series G, 7.650%	456,742	9,102,868
Series I, 7.500%	275,200	5,246,688
		14,856,211
REITs-Office Property: 0.1%
Boston Properties, Inc.
Series B, 5.250%	11,492	278,336

REITs-Regional Malls: 1.0%
Taubman Centers, Inc.
Series J, 6.500%	15,131	329,856
Series K, 6.250%	44,961	988,243
Washington Prime Group, Inc.
Series I, 6.875%	340,669	1,774,885
		3,092,984
REITs-Residential: 7.6%
American Homes 4 Rent
Series D, 6.500%	149,844	3,545,309
Series G, 5.875%	229,200	5,283,060
Series H, 6.250%	71,000	1,675,600
UMH Properties, Inc.
Series C, 6.750%	600,000	11,717,340
		22,221,309
REITs-Shopping Centers: 11.0%
Cedar Realty Trust, Inc.
Series C, 6.500%	199,000	1,890,500
Kimco Realty Corp.
Series L, 5.125%	187,500	4,068,750
Pennsylvania Real Estate Investment Trust
Series D, 6.875%	200,000	688,000

Saul Centers, Inc.
Series D, 6.125%	375,000	6,002,175
Series E, 6.000%	125,000	1,837,500
Urstadt Biddle Properties, Inc.
Series H, 6.250%	345,500	6,139,535
Series K, 5.875%	185,969	3,141,333
VEREIT, Inc.
Series F, 6.700%	378,334	8,361,181
		32,128,974
REITs-Single Tenant: 2.3%
Global Net Lease, Inc.
Series A, 7.250%	200,000	4,055,000
Spirit Realty Capital, Inc.
Series A, 6.000%	120,000	2,552,400
		6,607,400
REITs-Specialized: 4.6%
Farmland Partners, Inc.
Series B, 6.000%	602,131	13,529,884

REITs-Storage: 3.5%
National Storage Affiliates Trust
Series A, 6.000%	450,000	10,336,500

Total Preferred Stocks (Cost $188,667,946)		148,456,633

	Principal Amount
Convertible Corporate Bonds: 3.4%

Real Estate Management/Services: 3.4%
Consolidated-Tomoka Land Co. 3.875%, 04/15/25(d)(e)	$10,780,000	9,833,572

Total Convertible Corporate Bonds (Cost $10,780,000)		9,833,572

Total Investments: 92.0% (Cost $347,840,038)		269,211,887

Net Other Assets and Liabilities: 8.0%		23,490,750

Net Assets: 100.0%		$292,702,637

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	Affiliated company. See Note 4 for further information.
(b)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Non-income producing security.

(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $18,422,572, representing 6.3% of net assets.

(e)

Creative Science Properties, Inc., NetSTREIT, LP, and Consolidated-Tomoka Land Co. are restricted securities exempt from the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. See Note 2(n) in the Notes to Financial Statements for further information.

(f)	The Security is considered a non-income producing security as the dividends received during the last twelve months are treated as return of capital per the Generally Accepted Accounting Principles.
(g)

A portion of the security is being held as collateral in a segregated account for possible future use for the line of credit. At period end, the aggregate market value of the security was $304,318, representing 0.10% of net assets.

(h)	Creative Science Properties, Inc. re-branded and changed its name to IQHQ, Inc. effective March 20, 2020.

Investment Abbreviations:

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Schedule of Investments (See Note 3) (Unaudited)

Salient Tactical Growth Fund

March 31, 2020

	Shares	Value (See Note 1)
Exchange-Traded Funds: 15.2%
Exchange-Traded Funds: 15.2%
Invesco QQQ Trust™, Series 1	147,350	$28,055,440
SPDR® Dow Jones Industrial Average ETF Trust	62,100	13,614,183
		41,669,623
Total Exchange-Traded Funds (Cost $40,811,985)		41,669,623
Total Investments: 15.2% (Cost $40,811,985)		41,669,623
Net Other Assets and Liabilities: 84.8%		231,657,481
Net Assets: 100.0%		$273,327,104

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Investment Abbreviations:

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depository Receipts

Forward Funds

Notes to Schedules of Investments (Unaudited)

March 31, 2020

1. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services- Investment Companies”.

(b) PORTFOLIO VALUATION

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last sale price or market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly and lower-rated bonds tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Salient Management, based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument on the day on which the instrument is being valued. Over- the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures, options on futures and swap contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the mean of the closing bid and ask prices of the securities or commodities exchange on which they are traded. If a mean price is not available, value shall be determined based on fair valuation methodologies. Certain investments including options may trade in the over-the-counter market and generally are valued based on the mean of the closing bid and ask prices obtained from an approved pricing service or value may be determined based on quotes from dealers that make markets in such securities.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence sub- sequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange for- ward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholder transactions may arise. Realized gains or losses on sales of securities are determined by the specific identification cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

(d) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e) MASTER LIMITED PARTNERSHIPS (“MLPs”)

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. Certain Funds may invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited-liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. None of the Funds held securities sold short as of March 31, 2020.

(g) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. None of the Funds held futures contracts as of March 31, 2020.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. None of the Funds held purchased options during the three months ended March 31, 2020.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of March 31, 2020, none of the funds held warrants.

(h) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

(i) LEVERAGE

Salient Select Income Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Salient Select Income Fund maintains a separate line of credit up to a limit of $50,000,000 with Société Générale which expires May 1, 2020. For borrowings under this agreement, the Fund is charged interest of 1.05% above the one-month London Interbank Offered Rate (“LIBOR”). Additionally, if the borrowed amount by the Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount. The Fund did not have any borrowings during the period ended March 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund, the line of credit or the financial instruments in which the Fund invests cannot yet be determined.

As of March 31, 2020, the borrowed amount on the line of credit was $0 for the Salient Select Income Fund. A portion of a security is being held as collateral in a segregated account for possible future use for the line of credit. At period end, the aggregate market value of the security was $304,318, representing 0.10% of net assets.

(j) RESTRICTED SECURITIES

The Fund may purchase restricted securities or securities which are deemed to be not readily marketable. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The restricted securities held at March 31, 2020 are identified below and are also presented in each Fund’s Schedule of Investments.

Select Income Fund

Security	% of Net Assets	Acquisition Date	Shares/Principal Amount	Cost	Fair Value
NetSTREIT, LP	1.6%	12/19/2019	350,000	$6,912,500	$4,602,500
IQHQ, Inc.	1.4%	10/25/2019	350,000	5,250,000	3,986,500
Consolidated-Tomoka Land Co.	3.4%	01/29/2020	10,780,000	10,780,000	9,833,572

Total Restricted Securities	6.4%			$22,942,500	$18,422,572

2. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize each Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2020:

Investments in Securities	Level 1	Level 2	Level 3		Total
Global Real Estate Fund
Common Stocks(a)	$10,677,171	$13,112,513	$—		$23,789,684
Limited Partnerships(a)	139,672	—	—		139,672

Total	$10,816,843	$13,112,513	$—		$23,929,356

Select Income Fund
Common Stocks(a)	$47,857,374	$—	$8,589,000	(b)	$56,446,374
Limited Partnerships(a)	2,760,268	—	—		2,760,268
Preferred Stocks(a)	148,456,633	—	—		148,456,633
Convertible Corporate Bonds(a)	—	9,833,572	—		9,833,572
Convertible Preferred Stocks(a)	49,164,656	—	—		49,164,656
Exchange-Traded Funds (a)	2,550,384	—	—		2,550,384

Total	$250,789,315	$9,833,572	$8,589,000		$269,211,887

Tactical Growth Fund
Exchange-Traded Funds(a)	$41,669,623	$—	$—		$41,669,623

Total	$41,669,623	$—	$—		$41,669,623

(a)	For detailed descriptions of sector, industry, country or state, see the accompanying Schedule of Investments.
(b)

The above Level 3 investments are valued using a market approach. The significant unobservable input used in the fair value measurements above is the transaction price, and the assumption that performance of the investments has not caused additional adjustment to that transaction price. A change in assumption used in any of the unobservable inputs in isolation may significantly impact the fair value measurement. Due to the inherent uncertainty of determining the fair value of investments that do not have observable inputs, the fair value of the Fund’s investments may fluctuate from period to period.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

Salient Select Income Fund	Common Stocks
Balance as of December 31, 2019	$12,162,500
Accrued discount/ premium	—
Realized Gain/(Loss)	—
Change in Unrealized Appreciation/(Depreciation)	(3,573,500)
Purchases	—
Sales Proceeds	—
Transfer into Level 3	—
Transfer out of Level 3	—

Balance as of March 31, 2020	$8,589,000

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2020	$(3,573,500)

As of March 31, 2020, none of the Funds had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value.

3. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

4. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the three months ended March 31, 2020, Salient Select Income Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below.

Security Name	Beginning Value at 12/31/19	Purchases	Sales	Ending Value at 3/31/20	Shares Held as of 3/31/20	Dividend Income	Change in Unrealized Appreciation/ Depreciation	Realized Gain/(Loss)
Investments in affiliates held as of 3/31/2020
Common Stocks
Clipper Realty, Inc.	$10,070,000	—	—	$4,921,000	950,000	$90,250	($5,149,000)	$—

					950,000	$90,250	($5,149,000)	$—

5. SUBSEQUENT EVENTS

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity and general demand, as well as societal concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as specific economic sectors and/or economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.